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                                                                  EXHIBIT 10.64
                          ASSIGNMENT AND ASSUMPTION
                           AND CONSENT AND RELEASE

     This Agreement is made and entered into as of the 9th day of July, 1993, by and among World Airways, Inc. ("World"), WorldCorp Inc. ("WorldCorp"), McDonnell Douglas Corporation ("MDC") and McDonnell Douglas Finance Corporation ("MDFC").

                                  Recitals
                                  --------

A. World is presently leasing from MDFC one DC-10-30 aircraft bearing FAA registration number N114WA (the "Aircraft") pursuant to a Lease Agreement, dated as of February 12, 1992 and a Lease Supplement, dated as of April 16, 1992, recorded by the FAA under Conveyance Number H78925 on April 17, 1992 (together, the "Lease").

B. The Lease is guarantied by WorldCorp pursuant to a Guaranty dated as of February 12, 1992 (the "WorldCorp Guaranty"), and by MDC pursuant to a Guaranty dated as of February 28, 1992 (the "MDC Guaranty"). In addition, World and MDFC are parties to a Tax Indemnity Agreement dated as of February 12, 1992 (the "TIA"), which also is guaranteed by MDC pursuant to a Guaranty dated as of February 28, 1992 (the "TIA Guaranty"). MDC, MDFC and World are parties to a further agreement, dated as of February 12, 1992, entitled "Agreement", pertaining to a possible conversion of the Aircraft to a freighter (the "Freighter Agreement").

C. The parties hereto, together with International Lease Finance Corporation, are also parties to an agreement dated as of July 9, 1993, entitled "Agreement", providing for, among other things, the assignment to and assumption by MDC of the rights and obligations of World under the Lease (the "Return Agreement").

                                  Agreement
                                  ---------

1.

2. MDC does hereby assume and agree to perform all of the obligations of World as lessee under the Lease and the TIA.

3. MDFC does hereby consent to the assignment to and assumption by MDC of the Lease and the assumption by MDC of the TIA.

4. MDFC does hereby release World from the obligations of World arising under the Lease and the TIA on and after the date hereon



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(the "Assumed Obligations"), and MDFC does hereby release WorldCorp from the obligations of WorldCorp, as guarantor, arising under the WorldCorp Guaranty on account of the Assumed Obligations (but the WorldCorp Guaranty shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

5. MDFC does hereby release MDC from the obligations of MDC, as guarantor, arising under the MDC Guaranty or the TIA Guaranty on account of the Assumed Obligations (but MDC's guaranties shall continue in full force and effect with respect to the obligations of world arising under the Lease or the TIA through the date hereof).

6. The freighter Agreement is hereby terminated and shall be of no further force or effect.

7. MDC and MDFC certify that the conditions of their obligations under the return agreement in the case of the Aircraft, contained in Section 3 thereof, have been satisfied, except for satisfaction of the return conditions set forth in the Return Agreement relating to the Aircraft and/or payment of the Deposit (as such term is defined in the Return Agreement). World's obligation with respect to the return of the Aircraft are as set forth in Exhibit "A" to the Return Agreement and not as set forth in the Lease.

WORLD AIRWAYS, INC.

By:  /S/
   --------------------------
Title:  C.F.O.
      -----------------------

WORLDCORP INC.

By:  /S/
   --------------------------
Title:  C.F.O.

MCDONNELL DOUGLAS CORPORATION

By:
   --------------------------
Title:
      -----------------------

MCDONNELL DOUGLAS FINANCE CORPORATION

By:
   --------------------------
Title:
      -----------------------
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(the "Assumed Obligations"), and MDFC does hereby release WorldCorp from the obligations of WorldCorp, as guarantor, arising under the WorldCorp Guaranty on account of the Assumed Obligations (but the WorldCorp Guaranty shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

5. MDFC does hereby release MDC from the obligations of MDC, as guarantor, arising under the MDC Guaranty or the TIA Guaranty on account of the Assumed Obligations (but MDC's guaranties shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

6. The Freighter Agreement is hereby terminated and shall be of no further force or effect.

7. MDC and MDFC certify that the conditions of their obligations under the Return Agreement in the case of the Aircraft, contained in Section 3 thereof, have been satisfied, except for satisfaction of the return conditions set forth in the Return Agreement relating to the Aircraft and/or payment of the Deposit (as such term is defined in the Return Agreement). World's obligations with respect to the return of the Aircraft are as set forth in Exhibit "A" to the Return Agreement and not as set forth in the Lease.

WORLD AIRWAYS, INC.

By:
   ------------------------------
Title:
      ---------------------------

WORLDCORP INC.

By:
   ------------------------------
Title:
      ---------------------------

MCDONNELL DOUGLAS CORPORATION

By: /s/
   ------------------------------
Title: VP - Contracts
      ---------------------------

MCDONNELL DOUGLAS FINANCE CORPORATION

By:
   ------------------------------
Title:
      ---------------------------

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(the "Assumed Obligations"), and MDFC does hereby release WorldCorp from the obligations of WorldCorp, as guarantor, arising under the WorldCorp Guaranty on account of the Assumed Obligations (but the WorldCorp Guaranty shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

5. MDFC does hereby release MDC from the obligations of MDC, as guarantor, arising under the MDC Guaranty or the TIA Guaranty on account of the Assumed Obligations (but MDC's guaranties shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

6. The Freighter Agreement is hereby terminated and shall be of no further force or effect.

7. MDC and MDFC certify that the conditions of their obligations under the Return Agreement in the case of the Aircraft, contained in Section 3 thereof, have been satisfied, except for satisfaction of the return conditions set forth in the Return Agreement relating to the Aircraft and/or payment of the Deposit (as such term is defined in the Return Agreement). World's obligations with respect to the return of the Aircraft are as set forth in Exhibit "A" to the Return Agreement and not as set forth in the Lease.


WORLD AIRWAYS, INC.

By:_____________________________

Title:__________________________

WORLDCORP INC.

By:_____________________________

Title:__________________________

MCDONNELL DOUGLAS CORPORATION

By:_____________________________

Title:__________________________

MCDONNELL DOUGLAS FINANCE CORPORATION

By:_____________________________

Title:         PRESIDENT
      __________________________